Other Operating Expenses (Net)	12 Months Ended
Dec. 31, 2024
Other Operating Expenses
Other Operating Expenses (Net)

38.	Other Operating Expenses (Net)

The breakdown of the "Other Operating Income (Expenses)" line item is presented below:

Thousand of Reais	2024	2023	2022

Other operating income	1,135,725	714,363	885,774
Other operating expense	(1,172,124)	(866,732)	(1,238,328)
Contributions to fund guarantee of credit - FGC	(615,722)	(563,421)	(488,448)
Total	(652,121)	(715,790)	(841,002)